CORPORATE PROFILE and SUPPLEMENTAL INFORMATION CONVENIENCE AUTOMOTIVE RETAIL APRIL 2026 Exhibit 99.1

SAFE HARBOR STATEMENTS Forward Looking Statements Certain statements in this presentation constitute “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are statements that relate to management’s expectations or beliefs, future plans and strategies, future financial performance and similar expressions concerning matters that are not historical facts. In some cases, forward-looking statements can be identified by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential.” Such forward-looking statements reflect current views with respect to the matters referred to and are based on certain assumptions and involve known and unknown risks, uncertainties and other important factors, many of which are beyond the Company’s control, that could cause the actual results, performance, or achievements of the Company to differ materially from any future results, performance, or achievement implied by such forward-looking statements. While forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations, they are not guarantees of future performance. Unknown or unpredictable factors could have material adverse effects on the Company’s business, financial condition, liquidity, results of operations and prospects. Except as required under the federal securities laws and the rules and regulations of the SEC, the Company does not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events. For a further discussion of factors that could cause the Company’s future results to differ materially from any forward-looking statements, see the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and the Company’s other filings with the SEC, including, in particular, the section entitled “Risk Factors” contained therein. In light of these risks, uncertainties, assumptions and factors, there can be no assurance that the results and events contemplated by the forward-looking statements contained in this presentation will, in fact, transpire. Moreover, because the Company operates in a very competitive and rapidly changing environment, new risks are likely to emerge from time to time. Given these risks and uncertainties, potential investors are cautioned not to place undue reliance on these forward-looking statements as a prediction of future results. Non-GAAP Financial Measures This presentation includes non-GAAP financial measures Funds From Operations (“FFO”) and Adjusted Funds From Operations (“AFFO”), which the Company uses as supplemental measures of its performance. Please refer to the Definitions and Reconciliations section of this presentation for additional information and complete reconciliations between each of these non-GAAP financial measures and the most directly comparable GAAP financial measure. The Company believes that FFO and AFFO are helpful to investors in measuring its performance because both FFO and AFFO exclude various items included in GAAP net earnings that do not relate to, or are not indicative of, the Company’s core operating performance. The Company pays particular attention to AFFO, a supplemental non-GAAP performance measure, as the Company believes it best represents its core operating performance and allows analysts and investors to better assess the Company’s core operating performance. Further, the Company believes that AFFO is useful in comparing the sustainability of the Company’s core operating performance with the sustainability of the core operating performance of other real estate companies. Other Certain information contained herein has been prepared from public and non-public sources believed to be reliable. However, the Company has not independently verified certain of the information contained herein and does not make any representation or warranty as to the accuracy or completeness of the information contained in this presentation. Unless otherwise noted in this presentation, financial data is for the quarter ended March 31, 2026, and portfolio data is as of March 31, 2026. 2

TABLE OF CONTENTS Corporate Profile Business Update Page 4 Company 5 Portfolio 11 Balance Sheet and Other 20 Definitions 24 3 Supplemental Information Top Tenants Page 28 Top Markets 29 Lease Expirations 30 Rent Escalations 31 Rent Coverage 32 Redevelopment Activity 33 Debt and Credit Metrics 34 Revenues from Rental Properties and Property Costs 35 Reconciliation of Net Earnings to FFO and AFFO 36

4 INVESTMENT ACTIVITY PORTFOLIO Extended leases totaling $11.3 million, or 5.0% of ABR, in Q1 1026 99.7% occupied | 10.1 years WALT 100.0% YTD rent collections | 2.5x tenant rent coverage (3) BALANCE SHEET EARNINGS Invested $34.4 million at an 8.0% initial cash yield YTD in 2026 Acquired 17 auto service centers and six drive-thru QSRs More than $125 million of investments under contract; majority expected to close over 12 months (1) 5.1x net debt / EBITDA (4.2x pro forma for unsettled forward equity) More than $625M of total liquidity, including $172M forward equity and $450M Revolver capacity No debt maturities until June 2028 Q1 2026 AFFO ▲ 15.3% to $39.0 million | Q1 2026 AFFO per share ▲ 6.8% to $0.63 Increased FY2026 AFFO guidance to $2.50- $2.52 per share from $2.48 - $2.50 per share (2) 1) As of April 22, 2026. Subject to customary due diligence and, for certain transactions, the schedules under which tenants complete development projects or certain acquisitions for which the Company is providing financing. There can be no assurance that the transactions close according to these timeframes, or at all. 2) Includes completed transaction activity as of April 22, 2026, but does not include prospective acquisitions, dispositions, or capital markets activities (including the settlement of outstanding forward sale agreements). 3) Site-level rent coverage calculated one quarter in arrears based on trailing twelve month financial information provided by tenants. The Company does not independently verify financial information provided by tenants. BUSINESS UPDATE: PRIMED TO ACCELERATE GROWTH

COMPANY

6 1,191 Properties 45 States $225M ABR Multi Store Operators National and Regional Brands Mature and Emerging Platforms Institutional Credit Quality TENANTS Nationwide High Density Metro Areas Strong Retail Corridors Market Dominant Sites LOCATIONS Convenience Stores Express Tunnel Car Washes Auto Service Centers Drive Thru QSRs PROPERTY TYPES Note: ABR = annualized base rent. one of the nation’s largest OWNERS of freestanding convenience and automotive retail properties

7 TENANT RELATIONSHIPS Direct dialogue with growing retailers Align with tenant “buy & build” strategies Repeat and referral business > 90% of transactions direct with tenants (1) LEASE STRUCTURING Unitary, triple net leases Site level financial reporting Annual rent escalations 85% of ABR derived from 64 unitary leases INVESTMENT FOCUS Highly fragmented retail sectors Durable consumer business models Emphasis on convenience and service Convenience & Automotive Retail Real Estate UNDERWRITING EXPERTISE Real estate attributes Site level financial analysis Tenant credit analysis 99.7% occupancy 2.5x tenant rent coverage Deep Sector Knowledge Proprietary Insights & Deal Flow Superior Asset Performance EXPERTS IN ORIGINATING, UNDERWRITING, AND EXECUTING REAL ESTATE TRANSACTIONS IN OUR TARGETED RETAIL SECTORS 1) Reflects transactions whereby Getty negotiated new leases directly with tenants vs. acquiring existing, in-place leases from a third party.

8 AFFO PER SHARE DIVIDENDS PER SHARE 5.1% CAGR 4.9% CAGR OCCUPANCY RENT COLLECTIONS TENANT RENT COVERAGE (1) GROWING EARNINGS AND DIVIDENDS PER SHARE, WHILE MAINTAINING PORTFOLIO STABILITY… 1) Site-level rent coverage is calculated one quarter in arrears based on trailing twelve month financial information provided by tenants. The Company does not independently verify financial information provided by tenants.

9 …AND DIVERSIFYING ACROSS PROPERTY TYPE, GEOGRAPHY AND TENANT TOP 10 MARKETS (% ABR) TOP 10 TENANTS (% ABR) Entered 12 new states Added 60 new tenants PROPERTY TYPE (% ABR) 945 Sites $117M ABR December 31, 2019 March 31, 2026 1,191 Sites $225M ABR Convenience Stores Express Tunnel Car Washes Auto Service Centers Drive Thru QSRs Auto Parts & Other Legacy Gas & Repair + Car Wash in 2019 + Drive Thru QSR in 2023 + Auto Service in 2021

10 DEMONSTRATED CAPITAL ALLOCATION AND BALANCE SHEET MANAGEMENT CAPABILITIES CAPITAL RAISED ($M) (1)(2) CAPITAL DEPLOYED ($M) $172M unsettled forward equity CAPITAL STRUCTURE SUMMARY BBB- FITCH RATED 4.0x FIXED CHARGE COVERAGE 5.1x NET DEBT TO EBITDA 36% DEBT TO TOTAL ASSET VALUE 33% DEBT TO TOTAL CAPITALIZATION Note: Summary Capital Structure and Debt to Total Capitalization are based on market value of common equity as of April 20, 2026. 1) For forward equity and delayed draw debt, reflects period in which transaction closed, not period in which transaction was settled and proceeds were funded. 2) Debt capital shown is net of any maturing debt that was refinanced with a portion of the proceeds raised. ~$125M assets under contract

PORTFOLIO

12 FREESTANDING RETAIL PROPERTIES OFFERING ESSENTIAL GOODS AND SERVICES CONVENIENCE & AUTOMOTIVE RETAIL REAL ESTATE PROPERTY TYPES Convenience Stores Express Tunnel Car Washes Auto Service Centers Collision Repair Oil & Maintenance Tire & Battery Drive Thru QSRs PROPERTY ATTRIBUTES New builds / latest prototypes Easy access High visibility Strong traffic counts Complimentary retail Market dominant sites Alternate use potential PORTFOLIO COMPOSITION (% ABR)

13 NATIONAL FOOTPRINT WITH CONCENTRATIONS IN HIGH DENSITY METROPOLITAN AREAS 1,191 FREESTANDING Properties 45 States 68% CORNER LOCATIONS 61% TOP 50 MSAs % of ABR 17% 0% 1) Estimated population growth from April 1, 2020 to July 1, 2025 per the U.S. Census Bureau. The total United States population grew 3.1% over the same period. MSA Rank: 4 Population: 8.5 million 2020-25 Population Growth: 11.0% (1) GTY ABR (1.6% of total) $2.4M $0.9M $0.3M C-Store Car Wash Auto Service MARKET SPOTLIGHT: DALLAS (TX) MSA Rank: 44 Population: 1.4 million 2020-25 Population Growth: 5.7% (1) GTY ABR (1.6% of total) $2.4M $1.1M $0.2M C-Store Car Wash Auto Service MARKET SPOTLIGHT: RICHMOND (VA)

14 GROWING CONVENIENCE RETAILERS AND AUTOMOTIVE SERVICE PROVIDERS TENANT PROFILE MULTI-STORE OPERATORS Scale and purchasing power Strong credit profiles Growth orientation NATIONAL AND REGIONAL BRANDS Market brand recognition Loyalty or membership programs Concentrated store networks MATURE AND EMERGING PLATFORMS Experienced management teams Technology and data strategies Founder and/or institutional ownership CREDIT ENHANCEMENTS SECTOR SELECTION Essential retail businesses E-commerce and recession resistant Emphasis on convenience and service SITE SELECTION Store level profitability Strong real estate attributes Favorable market dynamics LEASE STRUCTURE Unitary leases Financial reporting requirements Environmental indemnification $225 MILLION ABR 10.1 YEARS WALT 99.7% OCCUPIED 2.5x TENANT RENT COVERAGE 85% UNITARY LEASES (1) 74% SITE LEVEL REPORTING (1) 1.8% ANNUAL RENT ESCALATIONS Note: WALT = weighted average remaining lease term. 1) Percentage of total ABR.

15 REPRESENTATIVE INVESTMENT: CONVENIENCE STORES Now & Forever is a family owned and operated chain of convenience stores and travel centers located throughout Houston (TX). Year Founded: 2005 Store Count: 25 Locations: Houston (TX) INVESTMENT SUMMARY INVESTMENT HIGHLIGHTS Transaction Type: Sale Leaseback # of Properties: 12 Transaction Value: $100.0 million Location: Houston (TX) Lease Term: 15.0 years Rent Escalation: 10% / 5 years UW Rent Coverage (1): 2.3x TENANT PROFILE Cohesive network of properties located in Houston metro, 5th largest MSA in the country Sites located on prominent corners along major retail corridors with strong visibility and access Large average store size of ~8,500K SF New unitary net lease + site level financing reporting 1) Reflects underwritten site level EBITDAR divided by year 1 rent.

16 INVESTMENT SUMMARY INVESTMENT HIGHLIGHTS Transaction Type: Sale Leaseback # of Properties: 2 Transaction Value: $11.1 million Location: Dallas (TX) Lease Term: 20.0 years Rent Escalation: 2.0% annual UW Rent Coverage (1): 2.7x TENANT PROFILE Raceway Car Wash operates a growing network of express tunnel car washes providing efficient, tech-enabled wash services through a standardized operating platform and an easy-to-use membership program. Year Founded: 2008 Store Count: 46 Locations: Arizona, California, Nevada, Texas REPRESENTATIVE INVESTMENT: EXPRESS TUNNEL CAR WASHES 1) Reflects underwritten site level EBITDAR divided by year 1 rent. Large, modern facilities located in 4th largest MSA Strong site and market attributes, including access, retail synergies and population density New relationship with growing operator transacting with a REIT for the first time New unitary lease + site-level financial reporting

17 INVESTMENT SUMMARY INVESTMENT HIGHLIGHTS Transaction Type: Development Funding # of Properties: Up to 11 Transaction Value: Up to $82.5 million Location: Various Lease Term: 15.0 years Rent Escalation: 2.0% annual UW Rent Coverage (1): 2.5x TENANT PROFILE New construction, state-of-the-art facilities developed as infill locations in top 100 markets Minimum 20K SF buildings and 2 acre parcels with service capacity for 22 vehicles or more New relationship with premier, high growth operator New unitary lease + site level financial reporting Crash Champions is the third-largest operator of collision repair centers in the U.S., with a nationwide network of locations providing professional vehicle repair services using standardized processes and modern technology. Year Founded: 1999 Store Count: 650+ Locations: 38 states REPRESENTATIVE INVESTMENT: AUTO SERVICE CENTERS 1) Reflects underwritten site level EBITDAR divided by year 1 rent.

18 INVESTMENT SUMMARY INVESTMENT HIGHLIGHTS Transaction Type: Sale Leaseback # of Properties: 14 Transaction Value: $17.7 million Location: Georgia, South Carolina Lease Term: 20.0 years Rent Escalations: 10% / 5 years UW Rent Coverage (1): 2.2x TENANT PROFILE Sites located in major retail corridors with leading national brands in immediate vicinity All top 100 markets, including 40% in dense Atlanta metro area, 6th largest MSA Drive-thru only sites with dual lanes and pick-up windows align with modern mobile consumer New unitary net lease + site level financing reporting Checkers Drive-In Restaurants is an American fast food double drive thru chain. The company operates Checkers and Rally's restaurants which specialize in hamburgers, hot dogs, french fries, and milkshakes. Year Founded: 1986 Store Count: ~800 Locations: 28 states REPRESENTATIVE INVESTMENT: DRIVE THRU QUICK SERVICE RESTAURANTS 1) Reflects underwritten site level EBITDAR divided by year 1 rent.

19 CURRENT PIPELINE INCLUDES FOUR PROJECTS TOTALING ~$1.9 MILLION of NEW INVESTMENT WITH ESTIMATED COMPLETIONS SCHEDULED FOR 2026-28 COMPLETED 34 REDEVELOPMENT PROJECTS TOTALING $24.0 million AT 15% INCREMENTAL YIELDS Property Type: Auto Service DEVELOPMENT Type: Ground Lease TOTAL INVESTMENT: $1.2 million INCREMENTAL yield: 11.5% Location: Philadelphia (PA) Property Type: Drive Thru Retail DEVELOPMENT Type: Ground Lease TOTAL INVESTMENT: $0.7 million INCREMENTAL yield: 8.4% Location: Boston (MA)

BALANCE SHEET AND OTHER

21 ACCESS TO CAPITAL $4 million cash $172 million unsettled forward equity $450 million Revolver capacity CAPITAL STRUCTURE Low to moderate leverage 100% unencumbered assets Long-term, fixed-rate debt Well-laddered debt maturities 36% DEBT TO TOTAL ASSET VALUE 5.1x NET DEBT TO EBITDA BBB- FITCH RATED 33% DEBT TO TOTAL CAPITALIZATION 6.0 years WTD. AVG. DEBT MATURITY 4.5% WTD. AVG. DEBT COST 4.0x FIXED CHARGE COVERAGE CAPITAL STRUCTURE DEBT MATURITY SCHEDULE ($M) AMPLE LIQUIDITY AND FLEXIBLE CAPITAL STRUCTURE SUPPORT PORTFOLIO GROWTH Objectives Note: Debt to Total Capitalization and Capital Structure are based on market value of common equity as of April 20, 2026. 1) The Revolver matures in January 2029; the Company has the option to extend the Revolver for two, six-month periods to January 2030.

22 AFFO PER SHARE GROWTH: INITIAL GUIDANCE VS. ACTUAL RESULTS Note: All figures are shown as and calculated against the midpoint of earnings guidance ranges. 1) The Company updated its definition of AFFO beginning in 2022 to better conform to market practice. 2021 data has been restated to reflect this update. ACCRETIVE INVESTMENT ACTIVITY DRIVES EARNINGS GROWTH THROUGHOUT THE YEAR Getty provides earnings guidance excluding prospective investment activity Earnings guidance typically increases throughout the year as capital is deployed and transactions close Since 2021, annual AFFO per share growth has averaged 4.6% vs. 2.1% implied by initial guidance Actual Results 4.6% average actual growth Initial Guidance 2.1% average implied growth TBD Revised Guidance

23 SEE OUR 2025 CORPORATE RESPONSIBILITY REPORT AT WWW.GETTYREALTY.COM/CORPORATE-RESPONSIBILITY ENVIRONMENTAL STEWARDSHIP CORPORATE GOVERNANCE We place a high priority on the protection of our assets and the environment Our team includes environmental experts who conduct extensive due diligence We perform climate-related risk assessments of prospective and existing investments to identify the physical risk profile of our properties Our tenants are responsible for the environmental impact of their operations, and are required to maintain insurance and comply with applicable regulations We conduct annual outreach surveys to understand how our tenants respond to environmental compliance, sustainability initiatives, and plans to address climate-related risks SOCIAL RESPONSIBILITY We believe that our people are the foundation of our success We aim to foster an inclusive work environment Our employee benefits include robust healthcare, commuter, profit sharing and wellness programs Our headquarters adheres to health and safety best practices We promote and fund professional development opportunities Our Getty Gives program facilitates charitable giving and volunteerism We maintain a Culture Committee to enhance our team experience and create opportunities for team engagement We are dedicated to maintaining high standards for corporate governance predicated on integrity and transparency Our Board is comprised of 83% independent directors, including an independent Chairman We are committed to maintaining a diversity of backgrounds and perspectives on our Board We hold annual elections for all directors Our Board maintains a significant equity investment in our Company We have implemented a cybersecurity risk management program intended to protect the confidentiality, integrity, and availability of our critical systems and information COMMITMENT TO GOOD CORPORATE CITIZENSHIP AND BUSINESS PRACTICES THAT SERVE ALL STAKEHOLDERS

CONVENIENCE AUTOMOTIVE RETAIL DEFINITIONS

25 Funds from Operations (FFO) and Adjusted Funds from Operations (AFFO). In addition to measurements defined by accounting principles generally accepted in the United States of America (“GAAP”), the Company also focuses on Funds From Operations (“FFO”) and Adjusted Funds From Operations (“AFFO”) to measure its performance. FFO and AFFO are generally considered by analysts and investors to be appropriate supplemental non-GAAP measures of the performance of REITs. FFO and AFFO are not in accordance with, or a substitute for, measures prepared in accordance with GAAP. In addition, FFO and AFFO are not based on any comprehensive set of accounting rules or principles. Neither FFO nor AFFO represent cash generated from operating activities calculated in accordance with GAAP and therefore these measures should not be considered an alternative for GAAP net earnings or as a measure of liquidity. These measures should only be used to evaluate the Company’s performance in conjunction with corresponding GAAP measures. FFO is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) as GAAP net earnings before (i) depreciation and amortization of real estate assets, (ii) gains or losses on dispositions of real estate assets, (iii) impairment charges, and (iv) the cumulative effect of accounting changes. The Company defines AFFO as FFO excluding (i) certain revenue recognition adjustments (defined below), (ii) certain environmental adjustments (defined below), (iii) stock-based compensation, (iv) amortization of debt issuance costs, and (v) other non-cash and/or unusual items that are not reflective of the Company’s core operating performance. Other REITs may use definitions of FFO and/or AFFO that are different than the Company’s and, accordingly, may not be comparable. The Company believes that FFO and AFFO are helpful to analysts and investors in measuring the Company’s performance because both FFO and AFFO exclude various items included in GAAP net earnings that do not relate to, or are not indicative of, the core operating performance of the Company’s portfolio. Specifically, FFO excludes items such as depreciation and amortizations of real estate assets, gains or losses on dispositions of real estate assets, and impairment charges. With respect to AFFO, the Company further excludes the impact of (i) deferred rental revenue (straight-line rent), the net amortization of above-market and below-market leases, adjustments recorded for the recognition of rental income from direct financing leases, and the amortization of deferred lease incentives (collectively, “Revenue Recognition Adjustments”), (ii) environmental accretion expenses, environmental litigation accruals, insurance reimbursements, legal settlements and judgments, and changes in environmental remediation estimates (collectively, “Environmental Adjustments”), (iii) stock-based compensation expense; (iv) amortization of debt issuance costs and (v) other items, which may include allowances for credit losses on notes and mortgages receivable and direct financing leases, losses on extinguishment of debt, retirement and severance costs, and other items that do not impact the Company’s recurring cash flow and which are not indicative of its core operating performance. The Company pays particular attention to AFFO which it believes provides the most useful depiction of the core operating performance of its portfolio. By providing AFFO, the Company believes it is presenting information that assists analysts and investors in their assessment of the Company’s core operating performance, as well as the sustainability of its core operating performance with the sustainability of the core operating performance of other real estate companies. For a tabular reconciliation of FFO and AFFO to GAAP net earnings, see the table captioned “Reconciliation of Net Earnings to Funds From Operations and Adjusted Funds From Operations” included herein. NON-GAAP FINANCIAL MEASURES

26 Annual Base Rent (ABR). Contractually specified annual base rent in effect for all leases that have commenced as of the date noted, including those accounted for as direct financing leases. Annual Rent Escalations. Weighted average contractual rent increases per year under the terms of in-place leases, weighted by ABR. Credit Agreements. Refers to (i) the amended and restated credit agreement governing the Revolver and (ii) the amended and restated note purchase and guarantee agreements governing the Company’s senior unsecured notes. Debt to Total Asset Value. The ratio of (a) Consolidated Total Indebtedness to (b) Total Asset Value, each as defined in the Credit Agreements. Debt to Total Capitalization. The ratio of (a) total outstanding debt, including unsecured notes and amounts drawn on the Revolver, to (b) the sum of total outstanding debt and the market value of the Company’s common stock as of the date noted. Fixed Charge Coverage. The ratio of (a) EBITDAR to (b) fixed charges, as defined and described, respectively, in the Credit Agreements. Incremental Yield. For redevelopment projects, the amount of incremental rent generated by the redeveloped property divided by the capital investment required to complete the project. Net Debt to EBITDA. The ratio of (a) total outstanding debt, including unsecured notes and amounts drawn on the Revolver, minus cash and equivalents, to (b) EBITDA, as defined in the Credit Agreements. MSAs. Core Based Statistical Areas as defined by United States Office of Management and Budget. The Company uses MSAs to define the geographic markets in which it operates. Revolver. The Company’s $450M unsecured revolving credit facility. Tenant Rent Coverage. Site-level rent coverage calculated one quarter in arrears based on trailing twelve month financial information provided by tenants. The Company does not independently verify financial information provided by tenants. Weighted Average Lease Term (WALT). The remaining lease term of all in-place leases as of the date noted, weighted by ABR. OTHER METRICS AND DEFINITIONS

SUPPLEMENTAL INFORMATION CONVENIENCE AUTOMOTIVE RETAIL

28 # Tenant Sector $ ABR % of ABR 11 Casey’s General Stores C-Store $ 6.2 2.8% 12 Main Street Auto Auto Service 5.0 2.2 13 LV Petroleum C-Store 4.9 2.2 14 Splash Car Wash Car Wash 4.6 2.0 15 Diamond Jubilee C-Store 4.4 1.9 16 Sunoco C-Store 3.9 1.7 17 Capitol Petroleum C-Store 3.9 1.7 18 BP C-Store 2.9 1.3 19 Ultra Clean Express Car Wash 2.9 1.3 20 Whistle Express Car Wash 2.9 1.3 TOTAL TOP 20 $ 176.7 78.4% Top TENANTS TOP 20 TENANTS # Tenant Sector $ ABR % of ABR 1 ARKO C-Store $ 25.5 11.4% 2 Global Partners C-Store 22.4 10.0 3 United Pacific C-Store 17.6 7.8 4 GO Car Wash Car Wash 15.1 6.7 5 CPD Energy C-Store 12.4 5.5 6 Tidal Wave Auto Spa Car Wash 10.1 4.5 7 Nouria Energy C-Store 9.6 4.3 8 Now & Forever C-Store 7.8 3.4 9 Applegreen C-Store 7.3 3.2 10 CrossAmerica C-Store 7.3 3.2 TOTAL TOP 10 $ 135.1 60.0%

29 # Metro Area $ ABR % of ABR 1 New York / New Jersey $ 28.0 12.5% 2 Houston 14.5 6.4 3 Washington D.C. 13.4 6.0 4 Boston 9.5 4.2 5 Columbia (SC) 7.8 3.5 6 Las Vegas 7.5 3.4 7 Kansas City 5.6 2.5 8 Phoenix 5.4 2.4 9 Denver 5.3 2.3 10 San Antonio 5.0 2.2 11 Austin 4.8 2.1 12 Poughkeepsie (NY) 4.3 1.9 13 Richmond (VA) 3.7 1.6 14 Dallas 3.6 1.6 15 Worcester (MA) 3.5 1.6 16 Charlotte 3.0 1.3 17 Los Angeles 2.4 1.1 18 Honolulu 2.4 1.1 19 Manchester (NH) 2.3 1.0 20 New Haven (CT) 2.2 1.0 TOTAL $ 134.2 59.7% TOP MARKETS TOP 20 STATES TOP 20 METRO AREAS # State $ ABR % of ABR 1 Texas $ 37.2 16.6% 2 New York 33.4 14.9 3 South Carolina 11.1 4.9 4 Virginia 11.0 4.9 5 Massachusetts 10.4 4.6 6 North Carolina 9.7 4.3 7 California 9.4 4.2 8 Maryland 8.8 3.9 9 Nevada 7.6 3.4 10 Colorado 7.6 3.4 11 Connecticut 7.2 3.2 12 Arizona 6.8 3.0 13 New Hampshire 6.4 2.9 14 Florida 5.6 2.5 15 Ohio 4.7 2.1 16 Georgia 4.4 1.9 17 Missouri 4.1 1.8 18 New Jersey 3.0 1.3 19 Kentucky 3.0 1.3 20 Washington 2.9 1.3 TOTAL $ 194.3 86.4% Note: highlighted markets are top 50 MSAs.

30 99.7% occupied 10.1 years WALT LEASE EXPIRATIONS LEASE EXPIRATION SCHEDULE (% of ABR)

31 Fixed = 92.1% CPI = 6.9% 99.0% subject to rent escalation 1.8% annualized rent escalation rate RENT ESCALATIONS RENT ESCALATIONS (% of ABR)

32 74% site level reporting requirements 2.5x tenant rent coverage Site level reporting Note: Site level rent coverage is calculated one quarter in arrears based on trailing twelve month financial information provided by tenants. 1) Tenants subject to site level reporting requirements, but properties have not been owned and/or operated for at least 12 months, or data is not otherwise available. RENT COVERAGE RENT COVERAGE (% of ABR)

33 Market Property Type Anticipated Total Investment (1) Investment as of 3/31/2026 Expected Completion New York/New Jersey Auto Service $ 383 $ 194 2026 New York/New Jersey Auto Service 557 71 2027 New York/New Jersey Auto Service 454 46 2027 Waco, TX QSR 525 5 2028 Total Active Projects $ 1,919 $ 316 Note: There can be no assurance that redevelopment projects will be completed according to the anticipated investment amounts or timeframes presented, or at all. 1) Total investment includes development costs, termination/recapture fees, leasing commissions and other costs, as applicable. REDEVELOPMENT ACTIVITY Recent Rent Commencements ($000s) In-Progress Redevelopments ($000s) Market Property Type Total Investment (1) Incremental Rental Income Rent Commencement Philadelphia, PA Auto Service $ 1,169 $ 135 Q3 2025 Providence, RI QSR 2,106 136 Q3 2024 Brooklyn, NY Auto Parts 1,162 108 Q4 2023 Pottsville, PA Auto Parts 196 42 Q3 2023 Total Rent Commencements $ 4,633 $ 421

34 Maturity Amount Fixed Rate June 2028 $ 100.0 5.47% September 2029 175.0 4.09% November 2030 175.0 3.43% February 2032 175.0 4.41% January 2033 125.0 3.65% January 2036 250.0 5.76% Wtd. Avg. / Total $ 1,000.0 4.53% Total Asset Value $ 2,931.1 Total Consolidated Indebtedness 1,040.8 EBITDA 197.2 Covenant Actual Maximum Consolidated Leverage 60% 36% Minimum Fixed Charge Coverage 1.5x 4.0x Market value of common equity $ 2,063.7 Total debt outstanding 1,000.0 Total capitalization $ 3,063.7 Less: cash (3.7) Enterprise value $ 3,060.7 Total debt to total capitalization 33% Net debt / EBITDA 5.1x Capacity / Drawn: $450.0 / $0.0 Pricing: Adj. SOFR + 130 bps Maturity: January 2029 Extensions: Two 6-month Note: Dollars in millions. Market value of common equity as of April 20, 2026. 1) Includes ($7.7M) related to the removal of environmental remediation obligations, and $2.0M (net) related to the retirement of our former Chief Operating Officer. DEBT AND CREDIT METRICS REVOLVER Unsecured notes CREDIT AGREEMENT METRICS & COVENANTS CAPITALIZATION and LEVERAGE EBITDA RECONCILIATION

35 1) Includes minimum base rental payments due under operating and direct financing leases. 2) Includes variable rental payments from percentage rents, fuel volume, and other ancillary sources, as applicable. Revenues from rental properties AND PROPERTY COSTS Revenues from Rental Properties Property Costs

36 1) Dividends paid and undistributed earnings allocated, if any, to unvested restricted stockholders are deducted from FFO and AFFO for the computation of per share amounts. See the Company’s earnings release 8-K filed on April 22, 2026 for additional information. FFO and AFFO Reconciliation Reconciliation of Net Earnings to FFO and AFFO

Getty Realty Corp. 292 Madison Avenue 9th Floor New York, NY 10017 646-349-6000 CONVENIENCE AUTOMOTIVE RETAIL